Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is entered into as of April 2, 2012, among Compass Group Diversified Holdings LLC, a Delaware limited liability company (“Borrower”), Toronto Dominion (Texas) LLC, as Agent for the Lenders, and the undersigned Lenders.

W I T N E S S E T H

WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit Agreement dated as of October 27, 2011 (as amended to date, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement);

WHEREAS, Borrower has requested that the Lenders holding portions of the Term Loan agree to amend the Credit Agreement in certain respects;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby agree to amend the Credit Agreement as follows:

(a) The first paragraph of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“With respect to the Term Loan, the Applicable Margin shall mean (i) 4.00%, in the case of the portion of the Term Loan comprised of Base Rate Loans and (ii) 5.00%, in the case of the portion of the Term Loan comprised of LIBOR Loans.”

(b) The proviso to the definition of “LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by replacing each reference therein to “1.50%” with a reference to “1.25%”.

(c) Section 2.10.1 of the Credit Agreement is hereby amended by replacing the reference therein to “October 27, 2012” with a reference to “the first anniversary of the date of effectiveness of that certain Second Amendment to this Agreement, dated as of April 2, 2012, among Borrower, the Agent and certain Lenders,”

2. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Agent and Lenders that, both before and after giving effect to this Amendment:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;

(b) No Default or Event of Default has occurred and is continuing; and

(c) The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date when each of the following conditions shall have been fulfilled to the satisfaction of the Agent:

(a) Agent shall have received a copy of this Amendment executed by Borrower, Agent and each Lender holding a portion of the Term Loan, together with such other documents, agreements and instruments as Agent may reasonably require or request in connection herewith;

(b) Borrower shall have paid to each Lender a fully earned, non-refundable fee in an amount equal to 1.00% of the outstanding portion of the Term Loan owed to such Lender; and

(c) no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

4. Miscellaneous.

(a) Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(b) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(c) Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(d) Costs and Expenses. Borrower acknowledges that Section 10.4 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

By:	/s/ James J. Bottiglieri
Title:	Chief Financial Officer

TORONTO DOMINION (TEXAS) LLC, as Agent

By:	/s/ Bebi Yasin
Title:	Authorized Signatory

TD BANK, N.A.,
as a Lender

By:	/s/ Todd Antico
Title:	Senior Vice President

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Bebi Yasin
Title:	Authorized Signatory

AMMC VII, LIMITED

AMMC CLO IX, LIMITED

AMMC CLO X, LIMITED

By:	American Money Management Corp.,
as Collateral Manager
as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

ASF1 LOAN FUNDING LLC,
as a Lender

/s/ Lynette Thompson
By:	Lynette Thompson
Title:	Director

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.,
as a Lender

/s/ Michael P. McGonigle
By:	Michael P. McGonigle
Title:	Authorized Signatory

AUDAX CREDIT OPPORTUNITIES (SBA), LLC,
as a Lender

/s/ Michael P. McGonigle
By:	Michael P. McGonigle
Title:	Authorized Signatory

BMO HARRIS FINANCING, INC.,
as a Lender

/s/ Katherine K. Robinson
By:	Katherine K. Robinson
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Steve W. Whitcomb
Title:	Senior Vice President

/s/ Joe Morin
as a Lender

By:	Joe Morin
Title:	Vice President – Canso Investment Counsel Ltd.

For:	Conso Bank Loan Fund

BRIDGEPORT CLO LTD.

SCHILLER PARK CLO LTD.

BURR RIDGE CLO PLUS LTD.

BRIDGEPORT CLO II LTD.

By:	Deerfield Capital Management LLC, their
Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Authorized Signatory

HEWETT’S ISLAND CLO V, LTD.

HEWETT’S ISLAND CLO VI, LTD.

PRIMUS CLO I, LTD.

PRIMUS CLO II, LTD.

By:	CypressTree Investment Management, LLC, their
Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Authorized Signatory

COLUMBUSNOVA CLO LTD. 2006-I

COLUMBUSNOVA CLO LTD. 2006-II

COLUMBUSNOVA CLO LTD. 2007-I

COLUMBUSNOVA CLO IV LTD. 2007

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Authorized Signatory

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

By:	CIFC Investment Management LLC,
its Collateral Manager

By:	/s/ Stephen J. Vaccaro
Name:	Stephen J. Vaccaro
Title:	Authorized Signatory

FIFTH THIRD BANK, an Ohio banking corporation,
as a Lender

/s/ Philip Renwick
By:	Philip Renwick
Title:	Vice President

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED

By:	GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED

By:	GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED

By:	GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

THE UNIVERSITY OF CHICAGO

By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

SC PRO LOAN II LIMITED

By:	GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

SWISS CAPITAL PRO LOAN III PLC

By:	GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Title:	Director – Bank Debt

GOLUB INTERNATIONAL LOAN LTD. I,

as a Lender

By:	Golub Capital International Management LLC,
as a Collateral Manager

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD,

as a Lender

By:	Golub Capital LLC,
as a Collateral Manager

/s/ Christina D. Jamieson
By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD.,

as a Lender

By:	Golub Capital Incorporated,
as Servicer

/s/ Christina D. Jamieson
By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.,

as a Lender

By:	GC Advisors LLC, as agent

/s/ Christina D. Jamieson
By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL FUNDING CLO-8, LTD,

as a Lender

By:	Golub Capital Partners Management Ltd,
as Collateral Manager

/s/ Christina D. Jamieson
By:	Christina D. Jamieson
Title:	Authorized Signatory

GC ADVISORS LLC as Agent for United Insurance Company of America,

as a Lender

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL BDC FUNDING LLC,

as a Lender

By:	GC Advisors LLC, as agent

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GC ADVISORS LLC as Agent for Federal Insurance Company,

as a Lender

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL PEARLS DIRECT LENDING PROGRAM, L.P.,

as a Lender

By:	GC Advisors LLC, its Manager

/s/ Christina D. Jamieson
By:	Christina D. Jamieson
Title:	Authorized Signatory

GOLUB CAPITAL PARTNERS CLO 10, LTD.,

as a Lender

By:	GC Advisors LLC, its Agent

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GC ADVISORS LLC as Agent for Ironshore Specialty

Insurance Company,

as a Lender

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

GC ADVISORS LLC as Agent for Lincoln Investment

Solutions, Inc.,

as a Lender

/s/ Christina D. Jamieson

By:	Christina D. Jamieson
Title:	Authorized Signatory

MADISON CAPITAL FUNDING LLC,
as a Lender

By:	/s/ Kevin Bolash
Title:	Kevin Bolash, Senior Vice President

VENTURE V CDO LIMITED,

as a Lender

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Title:	Managing Director

VENTURE VI CDO LIMITED,

as a Lender

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Title:	Managing Director

VENTURE VII CDO LIMITED,

as a Lender

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Title:	Managing Director

VENTURE VIII CDO, LIMITED,

as a Lender

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Title:	Managing Director

VENTURE IX CDO, LIMITED,

as a Lender

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Title:	Managing Director

MORGAN STANLEY BANK, N.A.,
as a Lender

/s/ Harry Comninellis
By:	Harry Comninellis
Title:	Authorized Signatory

NEWSTAR CP FUNDING LLC

By:	NewStar Financial, Inc., its Designated Manager

By:	/s/ Michael J. Faherty Jr.
Name:	Michael J. Faherty Jr.
Title:	Director

NEWSTAR CREDIT OPPORTUNITIES FUNDING II LTD.

By:	NewStar Financial, Inc., its Manager

By:	/s/ Michael J. Faherty Jr.
Name:	Michael J. Faherty Jr.
Title:	Director

NEWSTAR COMMERCIAL LOAN FUNDING 2012-1 LLC

By:	NewStar Financial, Inc., its Designated Manager

By:	/s/ Michael J. Faherty Jr.
Name:	Michael J. Faherty Jr.
Title:	Director

NEWSTAR SHORT-TERM FUNDING LLC

By:	NewStar Financial, Inc., its Designated Manager

By:	/s/ Michael J. Faherty Jr.
Name:	Michael J. Faherty Jr.
Title:	Director

DAVIDSON RIVER TRADING, LLC,

as a Lender

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Title:	Director

SUNTRUST BANK,
as a Lender

By:	/s/ Christopher Fellows
Title:	Portfolio Manager, Middle Market Banking

TELOS CLO 2006-1, LTD

TELOS CLO 2007-2, LTD

By:	Tricadia Loan Management, LLC

By:	/s/ Jonathan Tepper
Title:	Jonathan Tepper, Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jason Nadler
Title:	Vice President

WEBSTER BANK,

as a Lender

By:	/s/ Robert W. Towns
Title:	Senior Vice President